UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K/A
Amendment No. 1

CURRENT REPORT
PURSUANT TO SECTION 13 or 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): March 11, 2009
(Exact name of registrant as specified in its charter)

Connecticut	1-15052	06-1541045

(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

157 Church Street, New Haven, Connecticut	06506

(Address of principal executive offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code (203) 499-2000

Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE — This Form 8-K/A Amendment No. 1 is being filed solely to correct the Item number of the disclosure filed in Form 8-K on March 11, 2009 (from Item 8.01 to Item 7.01).
Item 7.01 Regulation FD Disclosure.
On March 11, 2009, UIL Holdings Corporation (the Registrant) issued a press release announcing that it has elected to significantly reduce its currently planned capital spending for 2009 and also affirmed its’ 2009 earnings guidance. The press release also announced that, in order to maintain maximum flexibility, the Registrant filed a universal shelf registration statement on Form S-3, although given current capital market conditions it has no present intention to issue securities under the registration statement. The Registrant had previously announced its intention to issue equity in 2009. A copy of the Registrant’s press release is attached hereto as Exhibit 99.
The Registrant is furnishing the information in this Current Report on Form 8-K, as amended by Form 8-K/A Amendment No. 1, and in Exhibit 99 to comply with Regulation FD. Such information, including Exhibit 99, shall not be deemed “filed” for any purpose, including for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in this Current Report on Form 8-K, as amended by Form 8-K/A Amendment No.1, including Exhibit 99, shall not be deemed incorporated by reference into any filing under the Securities Exchange Act or the Exchange Act regardless of any general incorporation language in such filing.
Item 9.01 Financial Statements and Exhibits

(d)	Exhibits — The following exhibit is furnished as part of this report:

99	Press release, dated March 11, 2009.*

*	Previously included in March 11, 2009 Form 8-K

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

UIL HOLDINGS CORPORATION Registrant
Date: 5/18/09	By	/s/ Steven P. Favuzza
Steven P. Favuzza
Vice President and Controller